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                Exhibit 99.1 -- 2001 Quarterly Data (Unaudited)


     THIS DATA IS BEING PROVIDED IN ANTICIPATION OF CERTAIN ACCOUNTING CHANGES THAT WILL BE REFLECTED IN McCORMICK & CO.'S FINANCIAL REPORTING IN FISCAL YEAR 2002. THE DATA BELOW INDICATES THE IMPACT OF THESE UPCOMING CHANGES FOR EACH QUARTER AND THE FULL YEAR OF FISCAL 2001, AS IF THE CHANGES HAD BEEN IN EFFECT DURING THAT PERIOD. THE ACCOUNTING CHANGES ARE DESCRIBED HERE:


     In November 2001, the EITF issued EITF 01-09, "Accounting for Consideration Given by a Vendor to a Customer or a Reseller of the Vendor's Products," which is a codification of EITF's 00-14, 00-22 and 00-25. This will require the Company to reclassify certain marketing expenses as a reduction of sales. Concurrent with the adoption of EITF 01-09, the Company is also reclassifying certain expenses from selling, general and administrative expense to cost of goods sold. These reclassifications will take place in the first quarter of fiscal 2002 and prior periods will be reclassified. The effect of these reclassifications on 2001 will be a decrease to sales of $153.9 million, an increase in cost of goods sold of $20.0 million, and a decrease in selling, general and administrative expenses of $173.9 million. These reclassifications will decrease gross profit margin as a percentage of sales from 40.9% to 35.9% and increase operating income as a percentage of sales from 10.1% to 10.8% in 2001. These reclassifications will not impact net income.

     In June 2001, the Financial Accounting Standards Board (FASB) issued Statements of Financial Accounting Standards (SFAS) No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 applies to all business combinations with a closing date after June 30, 2001. This statement eliminates the pooling-of-interest method of accounting, and further clarifies the criteria for recognition of intangible assets separately from goodwill. Under SFAS No. 142, goodwill and indefinite lived intangible assets will no longer be amortized but will be subject to annual impairment tests in accordance with the new standard. Separate intangible assets that have finite lives will continue to be amortized over their useful lives. The Company will adopt SFAS No. 142 effective December 1, 2001. No goodwill impairment will result upon adoption. The Company recorded $13.0 million of goodwill amortization expense ($12.2 after tax) for the year ended November 30, 2001.

                                                                                       Restatement            After
Millions except per share data                                       As reported       Adjustments     Restatements
--------------------------------------------------------------------------------------------------------------------
FIRST QUARTER FISCAL YEAR 2001
     Net sales                                                          $533,504          ($34,057)        $499,447
     Cost of goods sold                                                  325,009             4,809          329,818
                                                                ----------------------------------------------------
          Gross profit                                                   208,495           (38,866)         169,629

     Selling, general and administrative expense                         163,556           (38,866)         124,690
     Special charges                                                           -                 -                -
                                                                ----------------------------------------------------
          Operating income                                                44,939                 -           44,939



SECOND QUARTER FISCAL YEAR 2001
     Net sales                                                          $567,140          ($35,972)        $531,168
     Cost of goods sold                                                  345,627             4,857          350,484
                                                                ----------------------------------------------------
          Gross profit                                                   221,513           (40,829)         180,684

     Selling, general and administrative expense                         171,943           (40,829)         131,114
     Special charges                                                           -                 -                -
                                                                ----------------------------------------------------
          Operating income                                                49,570                 -           49,570


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Millions except per share data                                       As reported       Adjustments     Restatements
--------------------------------------------------------------------------------------------------------------------
THIRD QUARTER FISCAL YEAR 2001
     Net sales                                                          $570,710          ($34,809)        $535,901
     Cost of goods sold                                                  341,765             5,064          346,829
                                                                ----------------------------------------------------
          Gross profit                                                   228,945           (39,873)         189,072

     Selling, general and administrative expense                         172,506           (39,873)         132,633
     Special charges                                                           -                -                 -
                                                                ----------------------------------------------------
          Operating income                                                56,439                -            56,439



FOURTH QUARTER FISCAL YEAR 2001
     Net sales                                                          $701,043          ($49,027)        $652,016
     Cost of goods sold                                                  388,601             5,273          393,874
                                                                ----------------------------------------------------
          Gross profit                                                   312,442           (54,300)         258,142

     Selling, general and administrative expense                         211,931           (54,300)         157,631
     Special charges                                                      10,848                -            10,848
                                                                ----------------------------------------------------
          Operating income                                                89,663                -            89,663



TOTAL FISCAL YEAR 2001
     Net sales                                                        $2,372,397         ($153,865)      $2,218,532
     Cost of goods sold                                                1,401,002            20,003        1,421,005
                                                                ----------------------------------------------------
          Gross profit                                                   971,395          (173,868)         797,527

     Selling, general and administrative expense                         719,936          (173,868)         546,068
     Special charges                                                      10,848                -            10,848
                                                                ----------------------------------------------------
          Operating income                                               240,611                -           240,611

Fiscal 2001 financial results will not be restated for the amortization of goodwill. Had the accounting change been in effect for the fiscal year 2001, selling, general and administrative expense would have been reduced by $13.0 million. The after-tax impact of the accounting change would have been $12.2 million.